Exhibit 10.1

NORTHERN OIL AND GAS, INC.

2008
STOCK COMPENSATION PLAN

1. Purpose.  The purpose of this Plan is to provide a means for Northern Oil and Gas, Inc. (the “Company”) to attract and retain persons of ability as management-level employees and officers of the Company, and to motivate such persons through an increased personal interest in the Company to exert their best efforts on behalf of the Company and its subsidiaries, and thus to advance the interests of such corporations and benefit their shareholders.

2. Reservation of Shares.  A total of 250,000 shares of the authorized but unissued common stock of the Company, par value $0.0001 per share (the “Common Stock”), is reserved for issuance pursuant to this Plan.  Shares reserved for issuance under this Plan but not yet issued at the time of termination of this Plan shall cease to be reserved upon termination of the Plan.

3. Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors.

4. Eligibility.  Only management-level employees and officers of the Company may participate in this Plan during the term of their employment with the Company.  The Compensation Committee shall have the sole discretion to determine the eligibility of any single employee to participate in this Plan.  Persons eligible to participate in the Plan shall be referred to herein as an “Eligible Party.”

5. Issuance of Shares.  Any Eligible Party shall have the right to receive shares of Common Stock (the “Plan Shares”) in lieu of all (but not less than all) base cash salary for up to two (2) years of employment pursuant to this Plan.  Any Eligible Party who makes an election pursuant to this Plan shall be referred to as a “Participant” hereunder.

(a) Duration of Election.  Any election made pursuant to this Plan may apply to base cash salary to be received by an Eligible Party for a period of not less than six (6) months nor more than two (2) years of employment (the “Election Period”).

(b) Number of Shares.  The number of Plan Shares to be received by any Participant shall be computed as follows:

Aggregate Base Salary During Elected Period
÷	Fair Market Value of the Company’s Common Stock
=	Number of Plan Shares to be Issued During Election Period

For the purposes hereof, the “Fair Market Value” of the Company’s Common Stock shall be computed as the volume weighted average price (as reported by Bloomberg) for the ten (10) trading days ending on the last completed trading day immediately preceding the date of the Company’s receipt of any particular Election Notice.

(c)           Installments.  Plan Shares shall be issued in equal installments on the first day of each month during the Election Period based on the salary payable to the Participant for such month.  For instance, Plan Shares issued during a one-year Election Period shall be issued in twelve (12) equal installments on the first day of each month during such one-year Election Period.

(d)           Payment of Taxes.  Each Participant shall be solely responsible for the payment of any personal taxes payable by the Participant as a result of the issuance of any Plan Shares.

(e)           The Plan Shares shall be exempt under Rule 16b-3 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.

6. Elections.  A Participant desiring to receive Plan Shares in lieu of base cash salary pursuant to this Plan shall submit an Election Notice to the Company in the form attached hereto as Exhibit A.

(a) Elections Non-Revocable.  Any and all elections made pursuant to this Plan shall be non-revocable by the Participant.

(b) Effective Date of Election.  A Participant shall specify the effective date of his or her election in the Election Notice; provided, however, that such effective date may not be more than one hundred twenty (120) days following the date of the Election Notice.

(c) Non-transferability of Right.  No Participant may assign or otherwise transfer any right contained within this Plan.

7. Restrictions on Transfer.  During any period in which the offering of the shares under the Plan is not registered under federal and state securities laws, recipients shall agree that they are acquiring shares under the Plan for investment purposes and not for resale, and that the shares cannot be resold or otherwise transferred except pursuant to registration or unless, in the opinion of counsel for the Company, registration is not required.  Any restrictions upon shares acquired pursuant to the Plan shall be binding upon the recipient and his or her heirs, executors and administrators.

8. Termination of Plan.  The Plan shall terminate five (5) years after the date of its adoption by the Company’s Board of Directors, unless sooner terminated by issuance of all shares reserved for issuance hereunder.  No elections under this Plan shall be permitted following such termination date.

9. Amendment of the Plan.  The Compensation Committee of the Board of Directors may at any time terminate this Plan or make such modifications to the Plan as it shall deem advisable; provided, however, that no amendment to this Plan shall adversely affect the rights attributable to any Plan Shares issued prior to the date of such amendment.

10. Conditions to Plan Shares.  Any shares issued pursuant to this Plan shall be issued conditioned upon shareholder approval of the Plan and approval from the American Stock Exchange (“AMEX”) for the listing of the Plan Shares.  Plan Shares may be issued pending receipt of such approvals; provided, however, that Plan Shares issued prior to receipt of such approvals shall be entirely restricted from transfer and subject to forfeiture by the Participant pending such approvals.  The Board of Directors shall submit the Plan to the Company’s shareholders for approval not later than the next regular shareholder meeting.  In the event either the Company’s shareholders do not approve the Plan or AMEX does not approve the listing of the Plan Shares, then Participants receiving the Plan Shares shall immediately forfeit any Plan Shares issued hereunder and, in exchange for such forfeiture, immediately receive a cash payment equal to the greater of the following:

(a) The aggregate Fair Market Value of the Plan Shares issued to such Participants as of the last trading day immediately preceding the date of the Company’s next regular meeting of shareholders or notice of AMEX’ denial of approval (as the case may be);

(b) The aggregate value of income realized by the Participant for United States federal income tax purposes by virtue of the issuance of the Plan Shares being forfeited; or

(c) The aggregate salary amount actually forgone by such Participants up to and including the date of the Company’s next regular meeting of shareholders or notice of AMEX’ denial of approval (as the case may be).

11.           Non-transferability of Right.  No Participant may assign or otherwise transfer any right under this Plan.

* * * * *

ELECTION NOTICE
PURSUANT TO THE

NORTHERN OIL AND GAS, INC.

2008
STOCK COMPENSATION PLAN

__________________________________________________

TO:           Northern Oil and Gas, Inc.
Attention:  Chief Executive Officer

The undersigned hereby elects to receive shares of common stock, par value $0.0001 per share, of Northern Oil and Gas, Inc., a Nevada corporation (the “Company”) as follows pursuant to the terms and provisions of the Company’s 2008 Stock Compensation Plan:

Commencement Date:                       ___________________________________________

Termination Date of Election:*       ___________________________________________

VWAP Value of Shares:**              ___________________________________________

*	Please note that the Termination Date of the Election may not be more than two (2) years from the chosen Commencement Date.

**
The VWAP Value of Shares is the volume weighted average price (as reported by Bloomberg) for the ten (10) trading days ending on the last completed trading day immediately preceding the date of delivery of this Election Notice.

Please issue a certificate representing said shares of Common Stock to the undersigned as follows:

Name:	____________________________________________

Address:	____________________________________________

____________________________________________

Soc Sec #	____________________________________________

The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not for resale or with a view to distribute such shares or any part thereof, and that the undersigned has no present intention of distributing or reselling such shares, and that the undersigned is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

___________________________________________             ___________________________________________
Signature of Participant                                                                                Date